UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2021
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MUFG Americas Holdings Corporation
(Exact name of registrant as specified in its charter)
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Delaware 001-15081 94-1234979
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

1251 Avenue of the Americas
New York, NY 10020
(Address of principal executive offices) (Zip Code)

Tel. (212) 782-6800
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events
On September 20, 2021, MUFG Union Bank, N.A. (“Union Bank” or the “Bank”), a wholly-owned subsidiary of MUFG Americas Holdings Corporation (the “Company”), entered into a consent order with the Office of the Comptroller of the Currency (the “OCC”) related to deficiencies in Union Bank’s technology and operational risk management (the “Consent Order”). The Consent Order generally provides that the OCC finds that Union Bank is in noncompliance with the Interagency Guidelines Establishing Information Security Standards contained in Appendix B to 12 CFR Part 30 and engaged in unsafe and unsound practices regarding technology and operational risk management. The Consent Order provides that the Bank neither admits nor denies the findings of the OCC. The Consent Order requires that the Bank submit to the OCC: written plans to improve reporting to the Bank’s Board of Directors and senior management on the Bank’s technology and operations risk, to improve the technology risk assessment process, to timely and effectively implement Union Bank’s information technology and operational risk governance frameworks and supporting programs, and to improve policies, procedures, processes, and internal controls within the Bank’s technology and operations environments, commensurate with the level of risk and complexity of Union Bank’s activities; an updated written Information Security Program and a plan to effectively implement it at Union Bank; and a written plan to improve data management and reporting practices to ensure accurate risk, regulatory and other reporting.
The Consent Order does not impose any civil money penalty or fines.
Union Bank’s Board of Directors and management are committed to taking the necessary actions to fully address the provisions of the Consent Order within the timeframes identified in the Consent Order. The Consent Order finds that Union Bank has already begun corrective action and has committed resources to remediate the deficiencies identified in the Consent Order; however, a subsequent finding by the OCC that the Bank has failed to comply with the Consent Order could result in additional regulatory scrutiny, further constraints on the Bank’s business, or a further enforcement action, including civil money penalties or fines. Any of those events could have a material adverse impact on the Company’s future operations, financial condition, growth, or other aspects of its business.
The foregoing description of the Consent Order does not purport to be complete and is qualified in its entirety by reference to the Consent Order, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K (“Report”) and is incorporated herein by reference.

Forward-Looking Statements
The following appears in accordance with the Private Securities Litigation Reform Act. This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words “believe,” “expect,” “target,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “potential,” “project,” “forecast,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might” or “may”. There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Company’s forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: corrective action taken, and resources committed, to remediate the deficiencies identified in the Consent Order; future compliance with the details of the Consent Order; and the effect that the Consent Order, or non-compliance with the Consent Order, may have on the Company and the Company’s financial performance and results of operations. Many of these factors are beyond the Company’s ability to control or predict and could have a material adverse effect on the Company’s financial condition, and results of operations or prospects. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the SEC, including the discussions under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and in any subsequent filings with the SEC and available on the SEC’s website at www.sec.gov. Any factor described above, in this Current Report on Form 8-K, or in our SEC reports could, by itself or together with one or more other factors, adversely affect our financial condition, results of operations and prospects. All forward-looking statements contained herein are based on information available at the time of this Current Report on Form 8-K, and the Company assumes no obligation to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Number	Description	Method of Filing
99.1	Consent Order dated September 20, 2021	Furnished herewith

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MUFG AMERICAS HOLDINGS CORPORATION
Date: September 17, 2021	By:	/s/ MICHAEL F. COYNE
MICHAEL F. COYNE General Counsel

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